Exhibit 10.35

WARRANT EXERCISE AND NOTE CANCELLATION AGREEMENT

March __, 2013

WARRANT EXERCISE AND NOTE CANCELLATION AGREEMENT made as of the date above (the “Agreement”), between MeetMe, Inc., a Delaware corporation formerly known as Quepasa Corporation (the “Company”), and Richard L. Scott Investments, LLC, a limited liability company (“RSI”).

Background

A.           On January 25, 2008, the Company issued to RSI a Subordinated Promissory Note in the aggregate principal amount of $2,000,000 (the “Note”).  At maturity, the aggregate amount outstanding (principal plus accrued interest) will be $2,857,504 (the “Note Amount”).

B.           RSI holds (i) a Common Stock Purchase Warrant (Series 2) issued as of March 21, 2006, as amended January 25, 2008, to purchase 500,000 shares of common stock, par value $.001 per share (the “Common Stock”) of the Company (the “Series 2 Warrant”), and (ii) a Common Stock Purchase Warrant (Series 3) issued as of March 21, 2006, as amended January 28, 2008, to purchase 500,000 shares of Common Stock of the Company (the “Series 3 Warrant” and together with the Series 2 Warrant, the “Warrants”).  The aggregate exercise price of the Warrants is $2,750,000 (the “Exercise Price”).

C.           The Note Amount exceeds the Exercise Price by $107,504 (the “Net Payment Amount”).

D.           The parties desire that RSI shall exercise the Warrants in full, the Exercise Price will be satisfied by the cancellation of the Note Amount less the Net Payment Amount, and the Company shall pay to RSI the Net Payment Amount in cash.

Terms

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:

1.           Confirmation of Warrants.  The parties acknowledge that (a) the Series 2 Warrant, as amended, entitles RSI to purchase 500,000 shares of Common Stock of the Company at an exercise price of $2.75 per share; (b) the Series 3 Warrant, as amended, entitles RSI to purchase 500,000 shares of Common Stock of the Company at an exercise price of $2.75 per share; and (c) the aggregate exercise price to exercise both of the Warrants in full is the Exercise Price.

2.           Exercise of Warrants; Payment of Net Payment Amount.  RSI hereby exercises the Warrants in full, and directs the Company to issue 1,000,000 shares of Common Stock issuable upon the exercise of the Warrants, as follows: 500,000 shares of Common Stock will be issued to Richard L. Scott Blind Trust; and 500,000 shares of Common Stock will be issued to F. Annette Scott Revocable Trust (upon which each such party shall be the holder of record of 500,000 shares of Common Stock (such shares, collectively, the “Warrant Shares”).  Upon such issuance of shares, the Warrants will be of no further force or effect.  The Exercise Price shall be paid by reducing the Note Amount to the Net Payment Amount.  The Company shall pay in cash to RSI the Net Payment Amount.  Upon (i) the issuance of the Warrant Shares as described above and (ii) the payment in full of the Net Payment Amount to RSI, the Note will be cancelled.

3.           Cancellation and Satisfaction of the Note.  The Note is hereby cancelled, deemed fully satisfied and of no further force or effect immediately, and without further action by any party.

4.           Representations and Warranties of RSI.  RSI hereby represents and warrants to the Company that it (a) is the true and lawful record owner of the Warrants; (b) has full capacity, power and authority to enter into this Agreement and exercise the Warrants; and (c) has executed and delivered to the Company irrevocable Purchase Forms, dated the date hereof, attached hereto as Exhibit A with respect to the Series 2 Warrant and Exhibit B with respect to the Series 3 Warrant.

5.           Representations and Warranties of the Company.  The Company hereby represents and warrants to RSI that it (a) has full capacity, power and authority to enter into this Agreement; (b) shall issue in the name of, and deliver to the parties named in Section 2 hereof, certificates for the Warrant Shares in accordance with the terms of the Warrants; and (c) shall pay the Net Payment Amount to RSI in cash on or promptly after the date of this agreement.

6.           Miscellaneous.

(a)           Upon request, each party shall execute and deliver any additional documents deemed reasonably necessary or desirable by the other party to effectuate the exercise of the Warrants and cancellation of the Note as provided herein.

(b)           All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties.

(c)           This Agreement sets forth the entire understanding of the parties hereto with respect to the exercise of the Warrants and cancellation of the Note.  This Agreement shall not be amended or modified except by written instrument duly executed by each of the parties hereto.  Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

(d)           This Agreement may be executed in counterparts, each of which when executed and delivered shall be deemed an original and all of which counterparts taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Warrant Exercise and Note Cancellation Agreement on the date first written above.

Richard L. Scott Investments, LLC	MeetMe, Inc.

By:	By:

Name:	Name:

Title:	Title:

2

Exhibit A

MeetMe, Inc. Common Stock Purchase Warrant
(Series 2)

PURCHASE FORM

Dated:  March __, 2013.

The undersigned, pursuant to the provisions set forth in the attached RSI Warrant No. 2 (the “Warrant”), hereby irrevocably elects to purchase 500,000 shares of the Common Stock covered by such Warrant for the Exercise Price per share as calculated pursuant to the terms of such Warrant and herewith makes payment representing the full purchase price for such shares at the Exercise Price per share provided for in such Warrant, such payment made as described in that certain Warrant Exercise and Note Cancellation Agreement dated March __, 2013 by and between MeetMe, Inc. and the undersigned.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name	Richard L. Scott Investments, LLC
(Please typewrite or print in block letters)

Address:

Signature

Exhibit B

MeetMe, Inc. Common Stock Purchase Warrant
(Series 3)

PURCHASE FORM

Dated:  March __, 2013.

The undersigned, pursuant to the provisions set forth in the attached RSI Warrant No. 3 (the “Warrant”), hereby irrevocably elects to purchase 500,000 shares of the Common Stock covered by such Warrant for the Exercise Price per share as calculated pursuant to the terms of such Warrant and herewith makes payment representing the full purchase price for such shares at the Exercise Price per share provided for in such Warrant, such payment made as described in that certain Warrant Exercise and Note Cancellation Agreement dated March __, 2013 by and between MeetMe, Inc. and the undersigned.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name	Richard L. Scott Investments, LLC
(Please typewrite or print in block letters)

Address:

Signature